UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2025

Tiptree Inc.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-33549	38-3754322
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

660 Steamboat Road 2nd Floor
Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 446-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	TIPT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On October 31, 2025, Tiptree Inc. (the “Company” or “Tiptree”) issued a press release announcing its results of operations for the nine months ended September 30, 2025. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

Included in the press release furnished as Exhibit 99.1 was an announcement that the board of directors of the Company has declared a cash dividend of $0.06 per share to Tiptree’s stockholders, with a record date of November 17, 2025 and a payment date of November 24, 2025.

On October 31, 2025, the Company posted an investor presentation dated October 31, 2025 on the Investor Resources section of www.tiptreeinc.com. The investor presentation is furnished as Exhibit 99.2 to this Form 8-K and incorporated herein by reference. Tiptree’s website is not intended to function as a hyperlink, and the information contained on such website is not a part of this Form 8-K.

The information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including the information contained in Exhibits 99.1 and 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section. Furthermore, the information in Items 2.02 and 7.01 of this Current Report on Form 8-K, including the information contained in Exhibits 99.1 and 99.2, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) List of Exhibits:

Exhibit No.	Description
99.1	Tiptree Inc. press release, dated October 31, 2025.
99.2	Tiptree Inc. Investor Presentation - October 31, 2025.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tiptree Inc.

Date:	October 31, 2025	By:	/s/ Jonathan Ilany
		Name:	Jonathan Ilany
		Title:	Chief Executive Officer